EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Continental Resources Group, Inc., (the ‘‘Company’’) on Form 10-K for the year ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, David P. Lieberman, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2011

/s/ David P. Lieberman
David P. Lieberman Acting Chief Financial Officer (Principal Financial and Accounting Officer)